Exhibit 99.1

PIEDMONT OFFICE REALTY TRUST, INC.

UP TO $250,000,000 SHARES OF COMMON STOCK (PAR VALUE $0.01 PER SHARE)

EQUITY DISTRIBUTION AGREEMENT

February 19, 2015

February 19, 2015

To Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

One Bryant Park

New York, NY 10036

SunTrust Robinson Humphrey, Inc.

3333 Peachtree Road, NE

11th Floor

Atlanta, GA 30326

Ladies and Gentlemen:

Piedmont Office Realty Trust, Inc., a Maryland corporation (the “Company”), proposes to issue and sell through each of Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc. , as sales agents (each, a “Manager” and, collectively, the “Managers”), on the terms set forth in this equity distribution agreement (this “Agreement”), shares of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate gross sales price of up to $250,000,000 (the “Shares”).

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (File No. 333-189102), including a prospectus, on Form S-3, relating to the securities (the “Shelf Securities”), including the Shares, to be issued from time to time by the Company. The registration statement as of its most recent effective date, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”, and the related prospectus covering the Shelf Securities and filed as part of the Registration Statement, together with any amendments or supplements thereto (other than a prospectus supplement relating solely to the offering of Shelf Securities other than the Shares) as of the most recent effective date of the Registration Statement, is hereinafter referred to as the “Basic Prospectus”. “Prospectus Supplement” means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof, in the form furnished by the Company to the Managers in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus” means the Basic Prospectus, as supplemented by the Prospectus

Supplement and the most recent Interim Prospectus Supplement (as defined in Section 6(a) below), if any. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act. “Permitted Free Writing Prospectuses” means the documents listed on Schedule I hereto or otherwise approved in writing by the Managers in accordance with Section 6(a), and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement”, “Basic Prospectus”, “Prospectus Supplement”, “Interim Prospectus Supplement” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof. The terms “supplement”, “amendment” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, any Interim Prospectus Supplement or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein (the “Incorporated Documents”).

1. Representations and Warranties. Each of the Company and Piedmont Operating Partnership, LP, a Delaware limited partnership and the operating partnership of the Company (the “Operating Partnership,” and, together with the Company, the “Transaction Entities”), jointly and severally represents and warrants to the Managers that:

(a) Compliance with Securities Laws. (i)(A) At the respective times the Registration Statement and each amendment thereto became effective, (B) at each deemed effective date with respect to the Managers pursuant to Rule 430B(f)(2) under the Securities Act (each, a “Deemed Effective Time”), (C) as of each time Shares are sold pursuant to this Agreement (each, a “Time of Sale”), (D) at each Settlement Date (as defined below), (E) at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares (the “Delivery Period”), and (F) as of the date hereof, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder; (ii) the Basic Prospectus complied, or will comply, at the time it was, or will be filed, with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, as of each Time of Sale and at all times during the Delivery Period, will comply, in each case in all material respects, with the Securities Act and the rules and regulations of the Commission thereunder; (iii) each of the Prospectus Supplement, any Interim Prospectus Supplement and the Prospectus will comply, as of the date that such document is filed with the Commission, as of each Time of Sale, as of each Settlement Date and at all times during the Delivery Period, in all material respects with the rules and regulations under the Securities Act; and (iv) the Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any further Incorporated Documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(b) General Disclosure Package. (i) As of the date hereof, at the respective times the Registration Statement and each amendment thereto became effective and at each Deemed Effective Time, the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as of each Time of Sale, the Prospectus (as amended and supplemented at such Time of Sale) and any Permitted Free Writing Prospectus then in use, considered together (collectively, the “General Disclosure Package”), did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) as of its date, the Prospectus did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) at any Settlement Date, the Prospectus (as amended and supplemented as of such Settlement Date) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Transaction Entities make no representation or warranty in this Section 1(b) with respect to any statement or omission made in the Registration Statement, Prospectus or in the General Disclosure Package, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by the Managers expressly for use in the Registration Statement, Prospectus or in the General Disclosure Package, or any amendment or supplement thereto.

(c) Permitted Free Writing Prospectus. The Transaction Entities (including their agents and representatives, other than the Managers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes a free writing prospectus other than a Permitted Free Writing Prospectus, which includes (i) the documents listed on Schedule I hereto as constituting part of the General Disclosure Package and (ii) any broadly available road show or other written communications, in each case approved in writing in advance by the Managers. Each such Permitted Free Writing Prospectus complies or will comply in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Registration Statement and the Prospectus accompanying, or delivered prior to delivery of, such Permitted Free Writing Prospectus, did not, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Managers, and will not, when considered together with the General Disclose Package, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Transaction Entities make no representation or warranty with respect to any statements or omissions made in each such Permitted Free Writing Prospectus in reliance upon and in conformity with information relating to the Managers furnished to the Transaction Entities in writing by the Managers expressly for use in any Permitted Free Writing Prospectus.

(d) Registration Statement. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or, to the knowledge of the Transaction Entities, threatened by the Commission.

(e) Incorporated Documents. The documents incorporated by reference in each of the Registration Statement, the Prospectus and the General Disclosure Package, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Financial Statements. The financial statements and the related schedules and notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the General Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the U.S. applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in each of the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information required to be stated therein; the selected financial data and the summary financial information included or incorporated by reference in each of the Registration Statement, General Disclosure Package and Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, the Prospectus and the General Disclosure Package and have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Registration Statement, Prospectus and the General Disclosure Package fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(g) No Material Adverse Effect. Subsequent to the respective dates as of which information is given or incorporated by reference in each of the Registration Statement, the General Disclosure Package and the Prospectus, except in each case as described in each of the Registration Statement, the General Disclosure Package and the Prospectus, (i) the Company, the Operating Partnership and the Subsidiaries (as defined below) have not incurred any liability or obligation, direct or contingent that is material to the Company, the Operating Partnership and the Subsidiaries, taken as a whole, nor entered into any transaction that is material to the Company, the Operating Partnership and the Subsidiaries, taken as a whole; (ii) the Company has not purchased any of its outstanding capital stock other than pursuant to its publicly announced stock repurchase plan, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, the Operating Partnership and the Subsidiaries and (iv) there has not been a Material Adverse Effect (as defined below). Subsequent to the respective dates as of which information is given or incorporated by reference in each of the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise disclosed therein, none of the Company, the Operating Partnership or any of the Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, which has had or is reasonably likely to have a Material Adverse Effect.

(h) Organization and Good Standing of the Company. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Maryland, has the corporate power and authority to own or lease, as the case may be, its property and to conduct its business as described in each of the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, business, properties, operations, or prospects of the Company, the Operating Partnership and the Subsidiaries taken as a whole (a “Material Adverse Effect”).

(i) Organization and Good Standing of the Operating Partnership. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in each of the Registration Statement, the General Disclosure Package and Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(j) Subsidiaries. Each entity in which the Company or Operating Partnership holds a majority interest or has majority control, all of which are listed on Schedule II hereto along with the direct and indirect ownership interest of the Company (each, a “Subsidiary” and collectively the “Subsidiaries”) has been duly formed or incorporated, is validly existing as a limited liability company, limited partnership or corporation in good standing under the laws of the jurisdiction of its incorporation or formation, has full power and authority to own or lease, as the case may be, its property and to conduct its business as described in each of the Registration Statement, the General Disclosure Package and Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued shares of capital stock, units of membership interest or units of limited partnership interest of each Subsidiary of the Company or the Operating Partnership have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company or the Operating Partnership (to the extent indicated on Schedule II hereto), as the case may be, free and clear of all liens, encumbrances, equities or claims. The Company and the Operating Partnership do not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries listed in Schedule II hereto.

(k) Capitalization of the Company. The Company has the authorized capitalization as set forth in the General Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of the Company have been duly and validly authorized and issued, are fully paid and non-assessable. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Registration Statement, the General Disclosure Package and the Prospectus.

(l) Capitalization of the Operating Partnership. All of the issued and outstanding units of limited partnership interest in the Operating Partnership (the “Units”) have been duly authorized and validly issued, and have been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws). The Company is the direct or indirect owner of all of the Units.

(m) Due Authorization. The Company and the Operating Partnership have the corporate or partnership power and authority to execute and deliver this Agreement, and to perform their obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by each of them of this Agreement and the consummation of the transactions contemplated hereby and thereby has been duly and validly taken.

(n) The Shares. The Shares have been duly authorized by the Company and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

(o) Equity Distribution Agreement. This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities.

(p) Accuracy of Descriptions. This Agreement conforms in all material respects to the description thereof contained in each of the Registration Statement, the General Disclosure Package and the Prospectus.

(q) No Violation or Default. None of the Company, the Operating Partnership or any of the Subsidiaries is (i) in violation of its certificate of incorporation or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Operating Partnership or any of the Subsidiaries is a party or by which the Company, the Operating Partnership, or any of the Subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of the Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company, the Operating Partnership or the Subsidiaries, or any of their properties, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(r) No Conflicts. The execution and delivery by each of the Transaction Entities of, and the performance by each of the Transaction Entities of its obligations under, this Agreement to which each is a party, the issuance and sale of the Shares and compliance by the Company and the Operating Partnership with the terms thereof and the consummation of the transactions contemplated by this Agreement will not (i) result in the violation of any applicable law, statute, rule, or regulation or any judgment, order or decree of any regulatory body, governmental body, agency, court, or other authority having jurisdiction over the Transaction Entities or any of the Subsidiaries, or any of their properties, (ii) result in the violation any provision of the certificate of incorporation or by-laws of the Company or the certificate of limited partnership or agreement of limited partnership of the Operating Partnership or (iii) conflict with or constitute or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Operating Partnership or any of the Subsidiaries pursuant to any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Operating Partnership or any of the Subsidiaries is a party or by which the Company, the Operating

Partnership or any of the Subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of the Subsidiaries is subject, except in the case of clause (i) or (iii) for such conflicts, breaches, violations, impositions or defaults which would not have a Material Adverse Effect.

(s) No Consents Required. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by either of the Transaction Entities of its respective obligations under this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, orders and registrations or qualifications (A) as may be required under applicable state securities laws in connection with the offering of the Shares by the Managers or (B) as have been obtained prior to the date herewith.

(t) Legal Proceedings. There are no legal or governmental proceedings (“Actions”) pending or, to the knowledge of the Transaction Entities, threatened to which the Company, the Operating Partnership or any of the Subsidiaries is a party or to which any of the properties of the Company, the Operating Partnership or any of the Subsidiaries is subject (i) other than proceedings accurately described in all material respects in the General Disclosure Package and Prospectus and proceedings that would not have a Material Adverse Effect, or would not adversely affect the power or ability of each of the Company and the Operating Partnership to perform its obligations under this Agreement or to consummate the transactions contemplated by the General Disclosure Package or (ii) that are required to be described in the General Disclosure Package or the Prospectus and are not so described; and there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the General Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the General Disclosure Package and the Prospectus.

(u) Independent Accountants. Ernst & Young LLP, who have certified the certain financial statements and supporting schedules of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act.

(v) Real Property. (i) The Company, the Operating Partnership or the Subsidiaries have fee simple title (or in the case of ground leases, a valid leasehold interest) to all of the real properties described in the General Disclosure Package as owned or leased by them and the improvements (exclusive of improvements owned by tenants or by landlords, if applicable) located thereon (collectively, the “Properties”), in each case, free and clear of all liens, encumbrances, claims, security interests, restrictions and defects, except such as are disclosed in the General Disclosure Package or as an exception to the title insurance reports furnished by the Company to counsel for the Managers or do not materially adversely affect the value of such Property and do not materially interfere with the use made and proposed to be made of such Property by the

Company, the Operating Partnership or any of the Subsidiaries; (ii) except as otherwise set forth in or described in the General Disclosure Package, the mortgages and deeds of trust encumbering the Properties are not convertible into debt or equity securities of the Company, the Operating Partnership or any of the Subsidiaries and such mortgages and deeds of trust are not cross-defaulted with any loan not made to, or cross-collateralized to any property not owned directly or indirectly by, the Company, the Operating Partnership or any of the Subsidiaries; (iii) except as otherwise set forth in or described in the General Disclosure Package, none of the Company, the Operating Partnership or any of the Subsidiaries has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof which if consummated would reasonably be expected to have a Material Adverse Effect, and none of the Company, the Operating Partnership or any of the Subsidiaries knows of any such condemnation or zoning change which is threatened and, in each case, which if consummated would reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business; (iv) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the General Disclosure Package and except for such failures to comply that would not individually or in the aggregate reasonably be expected to materially affect the value of the Properties or interfere in any material respect with the use made and proposed to be made of the Properties by the Company, the Operating Partnership or any of the Subsidiaries; (v) the Company, the Operating Partnership or a Subsidiary has obtained title insurance on the fee interests in each of the Properties, in an amount that is commercially reasonable for each Property, but at least equal to the original purchase price of each such Property, and all such policies of insurance are in full force and effect; (vi) except as otherwise described in the General Disclosure Package, none of the Company, the Operating Partnership, any of the Subsidiaries or, to the best knowledge of the Transaction Entities, any tenant of any of the Properties is in default under (x) any space lease (as lessor or lessee, as the case may be) relating to any of the Properties, (y) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties, or (z) any ground lease, sublease or operating sublease relating to any of the Properties, and neither the Company nor the Operating Partnership knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, except with respect to (x), (y) and (z) immediately above any such default that would not have a Material Adverse Effect; and (vii) except as otherwise described in the General Disclosure Package or would not, singly or in the aggregate, have a Material Adverse Effect, no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease. The Company, the Operating Partnership and the Subsidiaries do not own or control, directly or indirectly any other fee interest in material real property, other than the real property described in the General Disclosure Package.

(w) Intellectual Property. The Company, the Operating Partnership and the Subsidiaries own, possess, license or have other rights to use, use, or can acquire all patents, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their business as now conducted and can independently develop or acquire any additional Intellectual Property necessary for the conduct of their business as proposed in the General Disclosure Package to be conducted, except where the failure to own, possess, license or have other rights to use or acquire would not reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect. Except as set forth in the General Disclosure Package, (a) no party has been granted an exclusive license to use any portion of such Intellectual Property owned by the Company, the Operating Partnership, or the Subsidiaries; (b) to the knowledge of the Transaction Entities, there is no material infringement by third parties of any such Intellectual Property owned by the Company, the Operating Partnership, or the Subsidiaries; (c) there is no pending or, to the knowledge of the Transaction Entities, threatened action, suit, proceeding or claim by others challenging either of the Transaction Entities in or to any material Intellectual Property owned by the Company, the Operating Partnership, or the Subsidiaries, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) to the knowledge of the Transaction Entities, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned by the Company, or the Subsidiaries, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (e) there is no pending or, to the knowledge of the Transaction Entities, threatened action, suit, proceeding or claim by others that the business of the Company, the Operating Partnership and the Subsidiaries, as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Transaction Entities are unaware of any other fact which would form a reasonable basis for any such claim.

(x) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company, the Operating Partnership or any of the Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, the Operating Partnership or any of the Subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents and in the General Disclosure Package.

(y) Investment Company Act. Neither the Company nor the Operating Partnership is, or, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in each of the General Disclosure Package and the Prospectus under the caption “Use of Proceeds” will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(z) Taxes. The Company, the Operating Partnership and the Subsidiaries have filed in a timely manner all federal, state, local and foreign tax returns required to be filed through the date hereof (or have properly requested and been granted extensions thereof, for which adequate reserves have been provided and reflected in the Prospectus), except for returns, reports, information returns and statements the failure to file which could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect, and have paid all taxes related thereto, and, if due and payable, any related similar assessment, fine or penalty levied against any of them; and except as otherwise disclosed in each of the Registration Statement, the General Disclosure Package and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company, the Operating Partnership or any of the Subsidiaries or any of their respective properties or assets, which if determined adversely to any such entity, could reasonably be expected to have a Material Adverse Effect.

(aa) Licenses and Permits. The Company, the Operating Partnership and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses in the manner described in the General Disclosure Package, except to the extent that such failure to so possess any of the foregoing would not, singly or in the aggregate, have a Material Adverse Effect, and none of the Company, the Operating Partnership or any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described in each of the Registration Statement, the General Disclosure Package and the Prospectus.

(bb) No Labor Disputes. Except as described in each of the Registration Statement, the General Disclosure Package and the Prospectus, no material labor dispute with the employees of the Company, the Operating Partnership or any of the Subsidiaries exists, or, to the knowledge of the Transaction Entities, is imminent; and neither of the Transaction Entities is aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect.

(cc) Compliance with Environmental Laws. The Company, the Operating Partnership and the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

(dd) Compliance with ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended

(“ERISA”), that is maintained, administered or contributed to by the Company, the Operating Partnership or any of their affiliates for employees or former employees of the Company, the Operating Partnership or any of their affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(ee) Disclosure Controls. Each of the Transaction Entities maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 under the Exchange Act.

(ff) Accounting Controls. Each of the Transaction Entities maintains (i) effective internal controls over financial reporting as defined in Rule 15d-15 under the Exchange Act and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the U.S. and to maintain asset accountability; (3) access to assets is permitted only in accordance with management’s general or specific authorization; (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (5) interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Registration Statement and the General Disclosure Package and the Prospectus is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in each of the Registration Statement, the General Disclosure Package and the Prospectus, since the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 with the Commission, there has been (A) no material weakness in the Transaction Entities’ internal control over financial reporting (whether or not remediated) and (B) no change in the Transaction Entities’ internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of either of the Transaction Entities.

(gg) Insurance. The Company, the Operating Partnership and the Subsidiaries maintain insurance with reputable insurers covering their respective properties, operations, personnel and businesses against such losses and risks as are customary for companies engaged in similar businesses and in such amounts as are commercially reasonable in the businesses in which they are engaged; none of the Company, the Operating Partnership or any of the Subsidiaries has been refused any insurance coverage sought or applied for; and none of the Company, the Operating Partnership or any of the Subsidiaries has any reason to believe that it will not be able to (i) renew its existing insurance coverage as and when such coverage expires or (ii) obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in each of the Registration Statement, the General Disclosure Package and the Prospectus.

(hh) No Unlawful Payments. None of the Company, the Operating Partnership or any of the Subsidiaries nor any director, officer, partner, member of the Company, Operating Partnership or any of the Subsidiaries, nor to the knowledge of the Transaction Entities, any agent, employee or other person associated with or acting on behalf of the Company, the Operating Partnership or any of the Subsidiaries has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “foreign official” (as defined in the Foreign Corrupt Practices Act of 1977, as amended) to influence official action or secure an improper advantage; and the Company, the Operating Partnership the Subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(ii) Compliance with Money Laundering Laws. The operations of the Company, the Operating Partnership and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of all jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency within such jurisdictions (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Operating Partnership or the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Transaction Entities, threatened.

(jj) No Conflicts with Sanctions Laws. None of the Company, the Operating Partnership, any of the Subsidiaries or, to the knowledge of the Transaction Entities, any director, officer, agent, employee or affiliate of the Company, the Operating Partnership or any of the Subsidiaries is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is (A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor (B) located, organized or resident in a country or territory that is the subject of Sanctions; the Company, the Operating Partnership and its Subsidiaries will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise); for the past five (5) years, the Company, the Operating Partnership and any Subsidiary has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(kk) No Restrictions on Subsidiaries. Except as disclosed in the General Disclosure Package and Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company, except for such transfers as may be prohibited under a mortgage encumbering such Subsidiary’s properties.

(ll) No Broker’s Fees. None of the Company, the Operating Partnership nor any of its subsidiaries is a party to any contract or agreement (other than this Agreement) that would give rise to a valid claim against any of them or any Manager for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(mm) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares.

(nn) No Stabilization. Neither of the Transaction Entities has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(oo) Margin Rules. Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in each of the Registration Statement, the General Disclosure Package and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(pp) Industry Statistical and Market Data. The statistical and market-related data included or incorporated by reference in each of the Registration Statement, General Disclosure Package and Prospectus are based on or derived from sources that the Transaction Entities believe to be reliable and accurate.

(qq) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(rr) Status under the Securities Act. At the time of filing of the Registration Statement, at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Securities Act and the Company was and is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act.

(ss) REIT Status. The Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Code for each taxable year commencing with its taxable year ending December 31, 1998, and its organization and method of operation (as described in each of the Registration Statement, the Prospectus and the General Disclosure Package) will enable the Company to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code for its taxable year ending December 31, 2015 and thereafter.

(tt) Listing. All of the Shares that have been or may be sold under this Agreement have been approved for listing, subject only to official notice of issuance, on the New York Stock Exchange (the “Exchange”).

(uu) “Actively-Traded” Status. The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by Rule 101(c)(1) thereunder.

2. Sale of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Managers agree that the Company may from time to time seek to sell Shares through the Managers, acting as sales agent, as follows:

(a) The Company may submit its orders to a Manager by telephone (including any price, time or size limits or other customary parameters or conditions) to sell Shares on any Trading Day (as defined herein) which order shall be confirmed by the Manager

(and accepted by the Company) by electronic mail using a form substantially similar to that attached hereto as Exhibit A. As used herein, “Trading Day” shall mean any trading day on the Exchange, other than a day on which the Exchange is scheduled to close prior to its regular weekday closing time.

(b) Subject to the terms and conditions hereof, such Manager shall use its commercially reasonable efforts consistent with its normal trading and sales practices to execute any Company order submitted to it hereunder to sell Shares with respect to which such Manager has agreed to act as sales agent. The Company acknowledges and agrees that (i) there can be no assurance that such Manager will be successful in selling the Shares, (ii) such Manager will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason and (iii) such Manager shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement unless a written acceptance has been delivered by the Company to such Manager.

(c) The Company shall not authorize the issuance and sale of, and such Manager shall not sell, any Share at a price lower than the minimum price therefor designated by the Company pursuant to Section 2(a) above or in a number in excess of the number of Shares approved for listing on the Exchange, or in excess of the number or amount of Shares available for issuance on the Registration Statement for which the applicable registration fee has been paid, it being understood and agreed by the parties hereto that compliance with any such limitations regarding number of Shares shall be the sole responsibility of the Company. In addition, the Company or such Manager may, upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Shares pursuant to this Agreement; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.

(d) Such Manager shall provide written confirmation (which may be by facsimile or email) to the Company following the close of trading on the Exchange each day in which Shares are sold under this Agreement setting forth (i) the amount of Shares sold on such day, (ii) the gross offering proceeds received from such sale and (iii) the commission payable by the Company to such Manager with respect to such sales.

(e) At each Time of Sale, Settlement Date and Representation Date (as defined below), the Company and the Operating Partnership shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of each Manager to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 5 of this Agreement.

(f) Notwithstanding any other provision of this Agreement, the Company and the Managers agree that no sales of Shares shall take place, the Company shall not request the sales of any Shares that would be sold and the Managers shall not be obligated to sell or offer to sell, (i) during any period in which the Company is, or could be deemed to be, in possession of material non-public information or (ii) except as provided in Section 2(g), at any time from and including the date (each, an “Announcement Date”) on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement.

(g) If the Company wishes to offer, sell or deliver Shares at any time during the period from and including an Announcement Date through and including the time that is 24 hours after the corresponding Filing Time, the Company shall (i) prepare and deliver to the Managers (with a copy to its counsel) a Current Report on Form 8-K which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections, similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Managers, and obtain the consent of the Managers to the filing thereof (such consent not to be unreasonably withheld), (ii) provide the Managers with the officers’ certificate, opinions/letters of counsel and accountants’ letter called for by Sections 6(k), (l), (m) and (n), respectively, (iii) afford the Managers the opportunity to conduct a due diligence review in accordance with Section 6(o) and (iv) file such Earnings 8-K with the Commission, then the provisions of clause (ii) of Section 2(f) shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is 24 hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is 24 hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K under the Exchange Act, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinions/letters of counsel and accountants’ letter pursuant to this Section 2(g) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions/letters of counsel and accountants’ letters as provided in Section 6 and (B) this Section 2(g) shall in no way affect or limit the operation of the clause (i) of Section 2(f), which shall have independent application.

3. Fee. (a) The compensation to each Manager for sales of the Shares with respect to which each Manager acts as sales agent hereunder shall be equal to up to 2.0% of the gross offering proceeds of the Shares sold by such Manager pursuant to this Agreement.

(b) If, on or prior to August [19], 2016, the gross purchase price of the Shares sold pursuant to this Agreement is less than $25,000,000, the Company shall reimburse each Manager for all of its reasonable out-of-pocket expenses that are documented in writing, including the reasonable fees and disbursements of counsel for the Managers incurred by it in connection with the offering contemplated by this Agreement; provided, that the Company will not be obligated to reimburse any expenses pursuant to this Section 3(b) in excess of $150,000.

(c) Notwithstanding the foregoing, in the event the Company engages a Manager for a sale of Shares in transaction that would constitute a “distribution,” within the meaning of Rule 100 of Regulation M under the Exchange Act or a “block” within the meaning of Rule 10b-18(a)(5) under the Exchange Act, the Company will provide the Manager, at the Manager’s request and upon reasonable advance notice to the Company, on or prior to the Settlement Date the opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 6 hereof, each dated the Settlement Date, and such other documents and information as the Manager shall reasonably request, and the Company and the Manager will agree to compensation that is customary for the Manager with respect to such transaction.

4. Payment, Delivery and Other Obligations. Settlement for sales of the Shares pursuant to this Agreement will occur on the third Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”). On each Settlement Date, the Shares sold through the relevant Manager for settlement on such date shall be issued and delivered by the Company to such Manager against payment of the net proceeds from the sale of such Shares. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to such Manager’s or its designee’s account (provided that such Manager shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payment in same day funds delivered to the account designated by the Company. If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (i) hold such Manager harmless against any loss, claim, damage or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay such Manager any commission, discount or other compensation to which it would otherwise be entitled absent such default.

5. Conditions to the Managers’ Obligations. The obligations of the Managers are subject to the following conditions:

(a) Since the later of (A) the date of this Agreement and (B) the immediately preceding Representation Date:

(i) no downgrading shall have occurred in the rating accorded any debt securities or preferred stock issued or guaranteed by the Company, the

Operating Partnership or any of their respective subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any debt securities or preferred stock issued or guaranteed by the Company, the Operating Partnership or any of their respective subsidiaries (other than an announcement with positive implications of a possible upgrading); and

(ii) no event or condition of a type described in Section 1(g) hereof shall have occurred or shall exist, which event or condition is not described in each of the General Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) the effect of which in the judgment of any Manager makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Prospectus.

(b) The Managers shall have received on each Representation Date a certificate, dated such date and signed by an executive officer of the Company and the Operating Partnership, to the effect set forth in Section 5(a)(i) above and to the effect that (i) the representations and warranties of the Company and the Operating Partnership contained in this Agreement are true and correct as of such date (except to the extent that such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct as of such other date); (ii) the Company and the Operating Partnership have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such date; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission; (iv) the Prospectus Supplement, any Interim Prospectus Supplement and each Permitted Free Writing Prospectus have been timely filed with the Commission under the Securities Act (in the case of a Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act), and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied; (v) as of such date and as of each Time of Sale, if any, subsequent to the immediately preceding Representation Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (vi) as of such date and as of each Time of Sale, if any, subsequent to the immediately preceding Representation Date, the General Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Managers expressly for use in the Registration Statement or the General Disclosure Package. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Managers shall have received on each Representation Date, an opinion of King & Spalding LLP, outside counsel for the Company and the Operating Partnership, dated such date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Exhibit B hereto.

(d) The Managers shall have received on each Representation Date, an opinion of King & Spalding LLP, tax counsel for the Company and the Operating Partnership, dated such date, to the effect that, with respect to such tax matters, including, without limitation, the qualification of the Company as a real estate investment trust, the classification of the Operating Partnership as neither a corporation nor an association taxable as a corporation for U.S. federal income tax purposes and the discussion of tax matters in each of the Registration Statement, the Prospectus and General Disclosure Package, as the Managers may reasonably require.

(e) The Managers shall have received on each Representation Date, an opinion of Venable LLP, Maryland counsel for the Company and the Operating Partnership, dated such date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Exhibit C hereto.

(f) The Managers shall have received on each Representation Date, an opinion and 10b-5 statement, addressed to the Managers, of Hogan Lovells US LLP, counsel for the Managers, with respect to such matters as the Managers may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

The opinions of counsel for the Company and the Operating Partnership described in Section 5(c), (d) and (e) above shall be rendered to the Managers at the request of the Company and shall so state therein.

(g) On each Representation Date, Ernst & Young LLP shall have furnished to the Managers, at the request of the Transaction Entities, letters, dated the respective dates of delivery thereof and addressed to the Managers, in form and substance reasonably satisfactory to the Managers, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Registration Statement, the General Disclosure Package and the Prospectus; provided that the letter delivered on each such date shall use a “cut-off” date no more than three business days prior to the date of delivery of such letter (the first such letter, the “Initial Comfort Letter”) and (A) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement, the Prospectus Supplement, the Prospectus or any issuer free writing prospectus, as amended and supplemented to the date of such letter.

(h) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by each Time of Sale or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).

(i) The Shares shall have been approved for listing on the Exchange, subject only to a notice of issuance, at or prior to the applicable Settlement Date.

(j) The Common Stock shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

6. Covenants of the Company. The Company and the Operating Partnership covenant with the Managers as follows:

(a) Before making, preparing, using, authorizing, approving, referring to or filing any Permitted Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective the Transaction Entities will furnish to the Managers and counsel for the Managers a copy of the proposed Permitted Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Permitted Free Writing Prospectus or file any such proposed amendment or supplement to which any Manager reasonably objects. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act during the Delivery Period; and the Company will furnish copies of the Prospectus and each Permitted Free Writing Prospectus (to the extent not previously delivered) to the Managers in New York City prior to 10:00 A.M., New York City time, on the third business day next succeeding the date of this Agreement, or as promptly as practicable thereafter with respect to any Permitted Free Writing Prospectus first used after the date of this Agreement, in such quantities as the Managers may reasonably request

(b) For the duration of the Delivery Period, to include in its Quarterly Reports on Form 10-Q, and in its Annual Reports on Form 10-K, a summary detailing, for the relevant reporting period, (i) the number of Shares sold through the Managers pursuant to this Agreement, (ii) the net proceeds received by the Company from such sales and (iii) the compensation paid by the Company to the Managers with respect to such sales (or alternatively, to prepare a prospectus supplement (each, an “Interim Prospectus Supplement”) with such summary information and, at least once a quarter and subject to Section 6(a) above, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act)).

(c) To file any Permitted Free Writing Prospectus to the extent required by Rule 433 under the Securities Act and to provide copies of the Prospectus and such Prospectus Supplement and each Permitted Free Writing Prospectus (to the extent not previously delivered or filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto) to the Managers via electronic mail in “.pdf” format on such filing date to an electronic mail account designated by the Managers and, at the Managers’ request, to also furnish copies of the Prospectus and such Prospectus Supplement to the Exchange and each other exchange or market on which sales of the Shares were effected, in each case, as may be required by the rules or regulations of the Exchange or such other exchange or market.

(d) During the Delivery Period, the Transaction Entities will advise the Managers promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus or any Permitted Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Delivery Period as a result of which the Prospectus, the General Disclosure Package or any Permitted Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the General Disclosure Package or any such Permitted Free Writing Prospectus is delivered to a purchaser, not misleading; and (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(e) If, after the date hereof and during the Delivery Period, either (i) any event shall occur or condition shall exist as a result of which any of the General Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the General Disclosure Package to comply with law, the Transaction Entities will immediately notify the Managers thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Managers, such amendments or supplements to the General Disclosure Package (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the General Disclosure Package as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the General Disclosure Package will comply with law.

(f) The Transaction Entities will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Managers shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that neither of the Transaction Entities shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) The Company will make generally available to its security holders and the Managers as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Prospectus Supplement, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Shares (within the time required by Rule 456(b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Managers, in the quantities hereinabove specified; (ii) all costs and expenses related to the transfer and delivery of the Shares, including any transfer or other taxes payable thereon; (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(g) above, including filing fees and the reasonable fees and disbursements of counsel for the Managers in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum (provided, however, that the aggregate fees and disbursements of such counsel shall not exceed $10,000 without the prior written consent of the Company); (iv) all costs and expenses incident to listing the Shares on the Exchange; (v) the costs and charges of any transfer agent, registrar or depositary; and (vi)all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section 6(h), Section 3(b) and Section 8, the Managers will pay all of their costs and expenses, including any advertising expenses connected with any offers the Managers may make.

(i) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Shares have been sold, prior to such third anniversary, to file, subject to Section 6(a), a new shelf registration statement and to take any other action necessary to permit the public offering of the Shares to continue without interruption (references herein to the Registration Statement shall include the new registration statement declared effective by the Commission).

(j) To use its commercially reasonable efforts to cause the Shares to be listed for trading on the Exchange and to maintain such listing.

(k) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder), and each time that (i) the Registration Statement or the Prospectus is amended or supplemented (other than a prospectus supplement relating solely to the offering of Shelf Securities other than the Shares) or (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Managers shall otherwise reasonably request) (such commencement date (and any such recommencement date, if applicable) and each such date referred to in (k) and (k) above, a “Representation Date”), to furnish or cause to be furnished to the Managers forthwith a certificate dated and delivered as of such date, in form reasonably satisfactory to the Managers, to the effect that the statements contained in the certificate referred to in Section 5(b) of this Agreement are true and correct at the time of such commencement, recommencement, amendment, supplement or filing, as the case may be, as though made at and as of such time modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(l) On each Representation Date, the Company shall cause to be furnished to the Managers, dated as of such date, in form and substance satisfactory to the Managers, the written opinions of King & Spalding LLP, outside counsel for the Company and the Operating Partnership, as described in Section 5(c) and (d) and the written opinion of Venable LLP, Maryland counsel for the Company and the Operating Partnership, as described in Section 5(e), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion.

(m) On each Representation Date, Hogan Lovells US LLP, counsel to the Managers, shall furnish to the Managers a written opinion, dated as of such date in form and substance reasonably satisfactory to the Managers.

(n) If the Company has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Common Stock, it shall promptly notify the Managers and sales of the Shares under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(o) The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares by the Company shall be effected only by or through one Manager on any business day.

With respect to Sections 6(l) and 6(m) above, in lieu of delivering such an opinion for dates subsequent to the commencement of the offering of the Shares under this Agreement such counsel may furnish the Managers with a letter (a “Reliance Letter”) to the effect that the Managers may rely on a prior opinion delivered under Section 6(l) or Section 6(m), as the case may be, to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of such subsequent date).

(p) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a suspension of sales hereunder) and each time that (i) the Registration Statement or the Prospectus is amended or supplemented to include additional financial information, (ii) the Company files an Annual Report on Form 10-K or Quarterly Report on Form 10-Q, (iii) the Company files an Earnings 8-K(iv) there is filed with the Commission any document (other than an Annual Report on Form 10-K or Quarterly Report on Form 10-Q) incorporated by reference into the Prospectus which contains additional or amended financial information or (v) on such other dates as may be reasonably requested by the Managers, Ernst & Young LLP, independent public accountants of the Company, shall deliver to the Managers the comfort letter(s) described in Section 5(g).

(q) To comply with the Due Diligence Protocol attached hereto on Schedule III and any other due diligence review or call reasonably requested by any Manager.

(r) To reserve and keep available at all times, free of preemptive rights, Shares for the purpose of enabling the Company to satisfy its obligations hereunder.

(s) That it consents to the Managers trading in the Common Stock for each Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(t) That each acceptance by the Company of an offer to purchase the Shares hereunder shall be deemed to be an affirmation to the Managers that the representations and warranties of the Company and the Operating Partnership contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date (except to the extent that such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct as of such other date), and an undertaking that such representations and warranties will be true and correct as of the Time of Sale and the Settlement Date for the Shares relating to such acceptance as though made at and as of each of such dates (except (i) that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares and (ii) to the extent that such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct as of such other date).

(u) Prior to instructing any Manager pursuant to Section 2 hereof to make sales on any given day (or as otherwise agreed between the Company and such Manager), a subcommittee of the Board, authorized by either the Board or any authorized committee of the Board, (i) shall have approved the minimum price and maximum number of Shares to be sold on such day and (ii) shall have provided to the Company an authorizing resolution approving such price and number. The instructions provided to such Manager by the Company, pursuant to Section 2, on such day shall reflect the terms of such authorizing resolution.

(v) Not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of the Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock or warrants or other rights to purchase the Common Stock or any other securities of the Company that are substantially similar to the Common Stock or permit the registration under the Securities Act of any shares of the Common Stock, except for (i) the registration of the Shares and the sales through the Managers pursuant to this Agreement, (ii) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (iii) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company or (iv) any shares of Common Stock issued pursuant to any non-employee director stock plan, dividend reinvestment plan or stock purchase plan of the Company, during the Delivery Period, without (A) giving the Managers at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (B) the Managers suspending activity under this program for such period of time as requested by the Company.

(w) The Company will use its best efforts to meet the requirements to qualify, for the taxable year ending December 31, 2015, for taxation as a REIT under the Code.

7. Covenants of the Managers. Each Manager covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of any Manager that otherwise would not be required to be filed by the Company thereunder, but for the action of such Manager.

8. Indemnity and Contribution. (a) Indemnification of the Managers. The Transaction Entities jointly and severally agree to indemnify and hold harmless each Manager, its affiliates, directors and officers each person, if any, who controls such Manager within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the

Registration Statement, the Prospectus, the Prospectus Supplement (including any Interim Prospectus Supplement), the General Disclosure Package, or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus or the General Disclosure Package, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Managers furnished to the Transaction Entities in writing by the Managers expressly for use therein; it being understood and agreed upon that such information shall consist solely of the following: the Managers’ names, the second paragraph and the fifth paragraph under the heading “Plan of Distribution (Conflicts of Interest)” in the Prospectus Supplement.

(b) Indemnification of the Transaction Entities. Each Manager agrees, severally and not jointly, to indemnify and hold harmless each of the Transaction Entities and each of their respective directors and its officers who sign the Registration Statement and each person, if any, who controls the Company or the Operating Partnership within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Managers, but only with reference to information relating to the Managers furnished to the Transaction Entities in writing by the Managers expressly for use in the Registration Statement, the Prospectus, the Prospectus Supplement (including any Interim Prospectus Supplement), the General Disclosure Package, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or any amendment or supplement thereto; it being understood and agreed that the only such information shall consist of the information described as such in subsection (a) above.

(c) Notice and Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnification may be sought (the “indemnifying party”) in writing; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under Section 8(a) or 8(b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under Section 8(a) or 8(b) above. If any such proceeding shall be brought or asserted against an indemnified party and it shall have notified the indemnifying party thereof, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party (who shall not, without the consent of the indemnified party, be counsel to the indemnifying party) to represent the indemnified party and any others entitled to indemnification pursuant to this Section 8 that the indemnifying party may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnifying party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm shall be designated in writing by the Managers, in the case of parties indemnified pursuant to Section 8(a), and by the Company and the Operating Partnership, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party, in form and substance reasonably satisfactory to such indemnifying party, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Contribution. To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities on the one hand, and the Managers, on the other hand, from the offering of the Shares or (ii) if the allocation provided by Section

8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 8(d)(i) above but also the relative fault of the Transaction Entities on the one hand and the Managers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand, and the Managers, on the other hand, in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company bear to the total commissions received by the Managers. The relative fault of the Company, on the one hand, and the Managers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership or by the Managers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission..

(e) Limitation on Liability. The Transaction Entities and the Managers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Managers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it were offered to the public exceeds the amount of any damages that such Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

(g) Survival. The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Manager, any person controlling any Manager or any affiliate of any Manager or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

9. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

10. Termination. (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time.

(b) The Managers shall have the right, by giving three (3) days’ notice as hereinafter specified to terminate this Agreement; provided that the Managers may terminate this Agreement in their absolute discretion, by notice to the Company and the Operating Partnership, if after the execution and delivery of this Agreement and during the term of this Agreement: (i) trading generally shall have been suspended or materially limited on the Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Managers, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Prospectus.

(c) Any termination pursuant to this Section 10 shall be without liability of any party to any other party except that (i) with respect to any pending sale through a Manager for the Company, the obligations of the Company, including, but not limited to, its obligations under Section 4 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1, Section 3(b) and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d) This Agreement shall remain in full force and effect until and unless terminated pursuant to Section 10 or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that Section 1, Section 3(b) and Section 8 of this Agreement shall remain in full force and effect.

(e) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Managers or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 4.

(f) Unless earlier terminated pursuant to this Section 10, this Agreement shall automatically terminate upon the issuance and sale of all of the Shares through the Managers on the terms and subject to the conditions set forth herein with an aggregate gross sale price equal to the $250,000,000.

11. Entire Agreement. (a) This Agreement represents the entire agreement between the Company and the Managers with respect to the preparation of any Registration Statement, Prospectus Supplement or the Prospectus, the conduct of the offering and the sale and distribution of the Shares.

(b) The Company acknowledges that in connection with the offering of the Shares: (i) the Managers have acted and will act at arm’s length and owes no fiduciary duties to the Company or any other person, (ii) the Managers owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Managers may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Managers arising from an alleged breach of fiduciary duty in connection with the sale and distribution of the Shares.

12. Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

13. Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14. Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

15. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Managers shall be given to Morgan Stanley & Co. LLC, 1585 Broadway, New York, NY 10036 (Attn: Equity Syndicate Desk, with copy to the Legal Department); to J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (Attn: Adam Rosenbluth and Brett Chalmers); to Merrill Lynch, Pierce, Fenner & Smith Incorporated at One Bryant Park, 8th Floor, New York, New York 10036, Attention: Thomas J. Opladen, Jr. (facsimile: (415) 835-2514), with a copy to Attention: David Moran (facsimile: (415) 835-2514)); to SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road, NE, 11th Floor, Atlanta, Georgia 30326, Attention: Equity Syndicate Department (fax no. (404) 926-5995); Notices to the Transaction Entities shall be given to them at Piedmont Office Realty Trust, Inc., 11695 Johns Creek Parkway, Suite 350, Johns Creek, Georgia 30097, Attention: Donald A. Miller, with a copy to King & Spalding LLP, 1180 Peachtree Street, NE, Atlanta, Georgia 30309, Attention: Keith Townsend, (fax: (404) 572-5133).

[Signature page follows]

Very truly yours, PIEDMONT OFFICE REALTY TRUST, INC.

By:	/s/ Robert E. Bowers
Name:	Robert E. Bowers
Title:	Executive Vice President

PIEDMONT OPERATING PARTNERSHIP LP

By:	/s/ Robert E. Bowers
Name:	Robert E. Bowers
Title:	Executive Vice President

Accepted as of the date first written above MORGAN STANLEY & CO. LLC

By:	/s/ Tom Boyle
Name:	Tom Boyle
Title:	Executive Director

Accepted as of the date first written above J.P. MORGAN SECURITIES LLC

By:	/s/ Adam S. Rosenbluth
Name:	Adam S. Rosenbluth
Title:	Executive Director

Accepted as of the date first written above MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Chris Djoganopoulos
Name:	Chris Djoganopoulos
Title:	Managing Director

Accepted as of the date first written above SUNTRUST ROBINSON HUMPHREY, INC.

By:	/s/ Jonathan C. Bieze
Name:	Jonathan C. Bieze
Title:	Managing Director

SCHEDULE I

Permitted Free Writing Prospectuses

I-1

SCHEDULE II

Subsidiaries of Piedmont Office Realty Trust, Inc. and Piedmont Operating Partnership, LP

Subsidiary	State of Organization	Company Percentage Ownership
Piedmont Operating Partnership, LP	Delaware	100%
Piedmont Washington Properties, Inc.	Maryland	99.9%
Piedmont Office Holdings, Inc.	Georgia	100%
Piedmont Office Management, LLC	Georgia	100%
Piedmont Government Services, LLC	Georgia	100%
Piedmont Leasing, LLC	Delaware	100%
Piedmont Power, LLC	Delaware	100%
Piedmont-Las Colinas Springing Member, LLC	Delaware	100%
Piedmont 1901 Market Business Trust	Delaware	100%
Piedmont 1901 Market LLC	Delaware	100%
1055 East Colorado-Pasadena, CA GP, LLC	Delaware	100%
1055 East Colorado-Pasadena, CA, L.P.	Delaware	100%
Piedmont-Montgomery, LLC	Delaware	100%
Piedmont Bridgewater I, LLC	Delaware	100%
Piedmont-Bridgewater, NJ, LLC	Delaware	100%
Piedmont-Independence Square, LLC	Delaware	100%
Piedmont-3100 Clarendon LLC	Delaware	100%
Piedmont-Shady Grove V LLC	Delaware	100%
Piedmont-1075 West Entrance, LLC	Delaware	100%
Piedmont-Multi-State Owner, LLC	Delaware	100%
Piedmont-Nashville, TN, LLC	Delaware	100%
Piedmont-Braker Pointe Austin, TX, L.P.	Delaware	100%
Piedmont-Braker Pointe Austin, TX GP, LLC	Delaware	100%
Fairway Center II-Orange County, CA, L.P.	Delaware	100%
Fairway Center II-Orange County, CA, GP LLC	Delaware	100%
Piedmont-One Brattle Square I, LLC	Delaware	100%
Piedmont-One Brattle Square II, LLC	Delaware	100%
4250 North Fairfax Property LLC	Delaware	100%
4250 N. Fairfax Owner, LLC	Delaware	100%
400 Virginia Avenue LLC	Delaware	100%
1201 Eye Street, N.W. Associates LLC	Delaware	49.5%
1215 ESDI, LLC	Delaware	100%
1225 Equity LLC	Delaware	100%
1225 Eye Street, N.W. Associates LLC	Delaware	49.5%
1201 Equity LLC	Delaware	100%
TTF Lending LLC	Delaware	100%
TZO Lending LLC	Delaware	100%
Piedmont-Two Pierce Place, LLC	Delaware	100%
Piedmont-Las Colinas Corporate Center I, LP	Delaware	100%
Piedmont-Las Colinas Corporate Center I, GP, LLC	Delaware	100%
Piedmont-Las Colinas Corporate Center II, LP	Delaware	100%
Piedmont-Las Colinas Corporate Center II, GP, LLC	Delaware	100%
Cypress Concourse A, LLC	Delaware	100%
Piedmont 60 Broad Street, LLC	Delaware	100%
Piedmont-800 Nicollet Avenue, LLC	Delaware	100%
Piedmont-800 Nicollet Avenue Owner, LLC	Delaware	100%
Piedmont-800 Nicollet Avenue Springing Member, LLC	Delaware	100%
Piedmont-Chicago Center Owner, LLC	Delaware	100%
Piedmont-Chicago Center, Chicago, LLC	Delaware	100%
800 North Brand Glendale, CA, LLC	Delaware	100%

II-1

Piedmont-1430 Enclave Parkway, L.P.	Delaware	100%
Piedmont-1430 Enclave Parkway, GP, LLC	Delaware	100%
Enclave Parkway Development, LLC	Delaware	100%
Enclave Parkway Development, L.P.	Delaware	100%
Piedmont-Windy Point I, LLC	Delaware	100%
Piedmont-Windy Point II, LLC	Delaware	100%
Piedmont-2300 Cabot Drive, LLC	Delaware	100%
Rock Spring, L.L.C.	Delaware	100%
Rock Spring II, L.L.C.	Delaware	100%
500 W Monroe Mezz II, LLC	Delaware	100%
500 W Monroe Mezz I-B, LLC	Delaware	100%
500 W Monroe Chicago, LLC	Delaware	100%
150 West Jefferson, LLC	Delaware	100%
Piedmont 500 West Monroe Mezz I, LLC	Delaware	100%
Piedmont 500 West Monroe Fee, LLC	Delaware	100%
Suwanee Gateway One, LLC	Delaware	100%
Meridian Crossings, LLC	Delaware	100%
Dupree Atlanta, LLC	Delaware	100%
Medici Atlanta, LLC	Delaware	100%
Presidential Way Woburn, LLC	Delaware	100%
400 TownPark, LLC	Delaware	100%
Gavitello, Atlanta, LLC	Delaware	100%
Glenridge Highlands III, LLC	Delaware	100%
Piedmont - 901 N. Glebe, LLC	Delaware	100%
Piedmont 5 & 15 Wayside, LLC	Delaware	100%
Piedmont JV Partnership Interests, LLC	Delaware	100%
Piedmont OP - Piedmont JV Partnership Interests, LLC Joint Venture (MI/TN)	Georgia	100%
Piedmont Royal Lane, LP	Delaware	100%
Piedmont Royal Lane GP, LLC	Delaware	100%
Piedmont 6565 MacArthur Boulevard, LP	Delaware	100%
Piedmont 6565 MacArthur Boulevard GP, LLC	Delaware	100%
Piedmont One Lincoln Park, LP	Delaware	100%
Piedmont One Lincoln Park GP, LLC	Delaware	100%
Piedmont 161 Corporate Center, LP	Delaware	100%
Piedmont 161 Corporate Center GP, LLC	Delaware	100%
Piedmont 5 Wall Street Burlington, LLC	Delaware	100%
Piedmont 1155 PCW, LLC	Delaware	100%
Piedmont - Two Pierce Place Land, LLC	Delaware	100%
Piedmont TownPark Land, LLC	Delaware	100%
Piedmont Park Place, LP	Delaware	100%
Piedmont Park Place, GP, LLC	Delaware	100%

II-2

SCHEDULE III

Due Diligence Protocol

Set forth below are guidelines for use by the Company and the Managers in connection with the Managers’ continuous due diligence efforts in connection with the sale and distribution of the Shares pursuant to the Agreement. For the avoidance of doubt, the Company has agreed that no sales under the Agreement will be requested or made at any time the Company is, or could be deemed to be, in possession of material non-public information with respect to the Company.

1.	On or immediately prior to each Representation Date, in addition to the documents provided pursuant to Sections 6(k), (l), (m) and (p) of the Agreement, the Managers expect to conduct a due diligence call with the appropriate business, financial and legal representatives of the Company.

2.	On the date of or promptly after the Company’s management report becomes available for a given month (but no later than the last business day of the immediately succeeding month), the Managers expect to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company shall provide the certificate referred to in Section 5(b) of the Agreement.

3.	In the event that the Company requests any Manager sell on any one Trading Day an amount of Shares that would be equal to or greater than 15% of the average daily trading volume (calculated based on the most recent three completed Trading Days) of the Company’s common stock, such Manager expects to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company shall provide the certificate referred to in Section 5(b) of the Agreement.

The foregoing is an expression of current intent only, and shall not in any manner limit the Managers’ rights under the Agreement, including the Managers’ right to require such additional due diligence procedures as the Managers may reasonably request pursuant to the Agreement.

III-1

Exhibit A

[Letterhead of the intended Manager]

            , 20

[Address of Recipient]

Attention:

VIA ELECTRONIC MAIL

TRANSACTION CONFIRMATION

Dear                     :

This Confirmation sets forth the terms of the agreement of [[Morgan Stanley & Co. LLC[J.P. Morgan Securities LLC][ Merrill Lynch, Pierce, Fenner & Smith Incorporated] or [SunTrust Robinson Humphrey, Inc.] (the “Manager”) with Piedmont Office Realty Trust, Inc. (the “Company”) relating to the sale of shares of the Company’s common stock, par value $0.01 per share, having an aggregate gross sales price of up to $250,000,000 pursuant to the Equity Distribution Agreement between the Company and the Managers set forth therein, dated February     , 2015 (the “Agreement”). Unless otherwise defined below, capitalized terms defined in the Agreement shall have the same meanings when used herein.

By countersigning or otherwise indicating in writing the Company’s acceptance of this Confirmation (an “Acceptance”), the Company shall have agreed with the Manager executing this Transaction Confirmation to engage in the following transaction:

[Number of Shares to be sold][Aggregate Gross Price of Shares to be sold]:

Minimum price at which Shares may be sold:

Date(s) on which Shares may be sold:

Compensation to such Manager:

The transaction set forth in this Confirmation will not be binding on the Company or the Manager unless and until the Company delivers its Acceptance; provided, however, that neither the Company nor the Manager will be bound by the terms of this Confirmation unless the Company delivers its Acceptance by      a.m./p.m. (New York time) on [the date hereof             , 20    ].

The transaction, if it becomes binding on the parties, shall be subject to all of the representations, warranties, covenants and other terms and conditions of the Agreement, except to the extent amended or modified hereby, all of which are expressly incorporated herein by reference. Each of the representations and warranties set forth in the Agreement shall be deemed to have been

A-1

made at and as of every Time of Sale, every Settlement Date and every Representation Date (except to the extent that such representations and warranties speak as of another date, in which case such representations and warranties shall be true and correct as of such other date).

If the foregoing conforms to your understanding of our agreement, please so indicate your Acceptance by signing below.

Very truly yours,

[Manager]

By:
Name:
Title:

ACCEPTED as of the date first above written

PIEDMONT OFFICE REALTY TRUST, INC.

By:
Name:
Title:

A-2

Exhibit B

Form of Opinion of Counsel for the Operating Partnership and the Company

(i) The Registration Statement is effective under the Securities Act and, to our knowledge based solely upon confirming information posted at http://www.sec.gov/litigation/stoporders.shtml, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or in connection with the offering is pending or threatened by the Commission; the Prospectus was timely filed in the manner required by Rule 424 of the Securities Act.

(ii) At the time the Registration Statement became effective and at the date of the Prospectus, the Registration Statement, each Permitted Free Writing Prospectus included in the General Disclosure Package and the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder.

(iii) The Company is duly qualified to transact business and is in good standing in each jurisdiction indicated on Exhibit [    ];

(iv) The Operating Partnership is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with the full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the General Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction indicated on Exhibit [    ];

(v) Each Subsidiary listed on Annex A hereto (each a “Material Subsidiary”) is validly existing as a corporation, limited liability company or limited partnership, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, has the requisite corporate, limited partnership, or limited liability company, as applicable, power and authority to own or lease, as the case may be, its property and to conduct its business as described in the General Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction indicated on Exhibit [    ];

(vi) All of the issued and outstanding units of limited partnership interest in the Operating Partnership have been duly authorized by all necessary limited partnership action on the part of the Operating Partnership, are validly issued, have been offered and sold in compliance with all federal securities laws, are owned directly or indirectly by the Company and such outstanding units were not issued in violation of any preemptive right or similar right arising under the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”) or the certificate of limited partnership or the agreement of limited partnership of the Operating Partnership;

(vii) All of the issued shares of capital stock or limited liability company interests of each Material Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, based solely on a review of the stock records of such Material Subsidiaries, except as otherwise described in each of the Prospectus and the General Disclosure Package, are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

(viii) The Operating Partnership has the requisite limited partnership power and authority to execute and deliver the Agreement and to perform its obligations thereunder, and all limited partnership action required to be taken for the due and proper authorization, execution and delivery by it of the Agreement and the consummation by it of the transactions contemplated thereby has been duly and validly taken;

(ix) The Agreement has been duly authorized, executed and delivered by the Operating Partnership;

(x) The execution, delivery and performance by the each of the Operating Partnership and, solely with respect to clause (iii) below, the Company, of the Agreement and the consummation of the transactions contemplated by the Agreement will not (i) result in the violation of the DRULPA or federal law, (ii) contravene any provision of the certificate of limited partnership or agreement of limited partnership of the Operating Partnership, (iii) to our knowledge, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement to which Operating Partnership or the Company is a party that is filed or incorporated by reference as a material contract or plan of acquisition, reorganization, arrangement, liquidation or succession exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 or any subsequent filing with the Commission (other than any such breach or violation under any financial covenants, ratios or tests, as to which we do not express an opinion), or (iv) to our knowledge, violate any judgment, order or decree of any Delaware or federal governmental body, agency or court having jurisdiction over the Operating Partnership or any of the Subsidiaries;

(xi) No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Operating Partnership of the Agreement and compliance by the Operating Partnership with the terms thereof and the consummation of the transactions contemplated by the Agreement, except for registration under the Securities Act, and such consents, approvals, authorizations, orders and registrations or qualifications as (A) may be required under applicable state securities laws in connection with the offer and sale of the Shares by the Managers or (B) have been obtained as of the date hereof;

(xii) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened in writing to which the Company, the Operating Partnership or any of the Material Subsidiaries is a party or to which any property, right or asset of the Company, the Operating Partnership or any of the Material Subsidiaries is the subject that are required to be described in the Prospectus and the General Disclosure Package and that are not so described;

(xiii) The documents incorporated by reference in each of the Registration Statement, the Prospectus and the General Disclosure Package (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

(xiv) Neither the Company nor the Operating Partnership is, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in each of the Registration Statement, the Prospectus and the General Disclosure Package none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act;

(xv) The statements included in the Prospectus under the caption “Plan of distribution (Conflicts of interest)” insofar as these statements purport to describe the provisions of the Equity Distribution Agreement, constitute an accurate summary of the matters set forth therein in all material respects; and

(xvi) The Shares have been authorized for listing by the New York Stock Exchange.

Such counsel shall also state that they have participated in conferences with representatives of the Operating Partnership and with representatives of its independent registered public accountants and representatives of the Managers and their counsel, during which the contents of the Registration Statement, the General Disclosure Package and the Prospectus and any amendment and supplement thereto and related matters were discussed and reviewed. Although such counsel will not pass upon and will not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package or the Prospectus (except as expressly provided in paragraph (15) above and in the tax opinion of this firm of even date herewith), on the basis of the performance of the services referred to above, nothing has come to such counsel’s attention that causes such counsel to believe that the Registration Statement, at the time of its effective date (including the information, if any, deemed pursuant to Rule 430A, 430B or 430C to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the General Disclosure Package, as of the date hereof, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus or any amendment or supplement thereto, as of its date and the date hereof, contained or contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express a belief with respect to the financial statements and notes thereto, the financial statement schedules and notes thereto and the other financial data included or incorporated by reference therein or omitted therefrom).

As to certain matters of fact in rending such opinion, such counsel may rely to the extent such counsel deems appropriate, without independent verification, upon (i) certificates of officers of the Company and the Operating Partnership and (ii) the representations and warranties of the Company, the Operating Partnership and the Managers contained in the Agreement. Such counsel may also assume the genuineness of all signatures on the Agreement.

Such opinion shall be limited in all respects to the federal laws of the United States of America, the laws of the States of Georgia, Delaware and New York, and no opinion shall be expressed with respect to the laws of any other jurisdiction or any effect that such laws may have on the opinions expressed herein.

The opinion of counsel described above shall be rendered to the Managers at the request of the Company and the Operating Partnership and shall so state therein.

Annex A to Exhibit B

Piedmont Office Management, LLC

Piedmont Government Services, LLC

Piedmont Office Holdings, Inc.

EXHIBIT C

Form of Opinion of Special Maryland Counsel for the Company and the Operating Partnership

(i) the Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT and has the corporate power to own or lease, as the case may be, its property and to conduct its business as described under “[Summary]” in each of the Registration Statement, the Prospectus and the General Disclosure Package and under Items 1 and 2 of the Company’s Annual Report on Form 10-K for the year 2014 incorporated by reference into each of the Registration Statement, the Prospectus and the General Disclosure Package;

(ii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Registration Statement, the Prospectus and the General Disclosure Package under the capital “Description of Piedmont Office Realty Trust, Inc. Capital Stock”;

(iii) the Company has the capitalization as set forth in the Registration Statement, the Prospectus and the General Disclosure Package under the heading “Capitalization”; and all shares of Common Stock described as issued and outstanding in the Registration Statement, the Prospectus and the General Disclosure Package have been duly authorized for issuance by all necessary corporate action on the part of the Company and, assuming the receipt of consideration therefor as provided in the resolutions of the board of directors of the Company authorizing the issuance thereof and delivery of such shares, are validly issued, fully paid and non-assessable; the Shares have been duly authorized for issuance and sale to the Managers pursuant to the Agreement and, when issued and delivered by the Company to the Managers in the manner provided in the resolutions of the Board authorizing the issuance and sale of the Shares and in accordance with the terms of the Agreement and against payment of the consideration therefor as contemplated by the Agreement, will be (assuming that, upon issuance, the total number of shares of Common Stock issued and outstanding will not exceed the total number of shares of Common Stock that the Company is then authorized to issue under its charter) validly issued, fully paid and nonassessable; the issuance of the Shares will not be subject to any preemptive or similar rights arising under the Maryland General Corporation Law or the charter or bylaws of the Company or, based solely on an officer’s certificate and any facts otherwise known to us, to any contractual right to subscribe for any of the Shares;

(iv) the Company has corporate power to execute and deliver the Agreement and to perform its obligations thereunder; the execution and delivery by the Company of the Agreement and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company;

(v) the Agreement has been duly executed and, so far as is known to such counsel, delivered by the Company;

(vi) the execution, delivery and performance by the Company of the Agreement, the issuance and sale of the Shares, the compliance by the Company with the terms of the Agreement and the consummation by the Company of the transactions contemplated by the Agreement do not conflict with or violate (a) the Maryland General Corporation Law, (b) the charter or bylaws of the Company or (c) so far as is known to such counsel, any judgment, order or decree of any Maryland governmental body, agency or court having jurisdiction over the Company; no consent, approval, authorization or order of, or registration or qualification with, any Maryland governmental body or agency or pursuant to the Maryland General Corporation Law is required for the execution, delivery and performance by the Company of the Agreement, the issuance and sale of the Shares by the Company and compliance by the Company with the terms of the Agreement and the consummation by the Company of the transactions contemplated by the Agreement, except as required under the securities and blue sky laws of the State of Maryland and for such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained as of the date hereof; and

(vii) the statements relating to matters of Mayland law or the Company’s charter or bylaws included in (A) the Prospectus under the captions “Description of Piedmont Office Realty Trust, Inc. Capital Stock” and “Certain Provisions of Maryland Law and Piedmont Office Realty Trust Inc.’s Charter and Bylaws” and (B) the Registration Statement in Item 15, in each case accurately summarize in all material respects such matters of Maryland law or the Company’s charter or bylaws.

As to certain matters of fact in rending such opinion, such counsel may rely to the extent such counsel deems appropriate, without independent verification, upon (i) certificates of officers of the Company and the Operating Partnership and (ii) the representations and warranties of the Company, the Operating Partnership and the Managers contained in the Agreement. Such counsel may also assume the genuineness of all signatures on the Agreement.

Such opinion shall be limited in all respects to the laws of the State of Maryland, and no opinion shall be expressed with respect to the laws of any other jurisdiction or any effect that such laws may have on the opinions expressed herein.

The opinion of counsel described above shall be rendered to the Managers at the request of the Company and the Operating Partnership and shall so state therein.